UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2025

ADVANSIX INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-37774	81-2525089
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Kimball Drive, Suite 101
Parsippany, New Jersey 07054
(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 526-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01          Entry into a Material Definitive Agreement.

Amendment No. 2 to Credit Agreement

On October 23, 2025, AdvanSix Inc. (the “Company”) entered into Amendment No. 2 (the “Amendment”) to the Credit Agreement, dated as of October 27, 2021 (as amended by Amendment No. 1, dated June 27, 2023, the “Existing Credit Agreement” and as further amended by the Amendment, the “Amended Credit Agreement”), among the Company, the guarantors, the lenders party thereto and Truist Bank, as administrative agent. Any capitalized terms not defined herein shall have the definitions ascribed to them in the Amended Credit Agreement.

The Existing Credit Agreement includes a senior secured revolving credit facility with aggregate commitments of $500 million (the “Revolving Credit Commitments”).  Pursuant to the Amendment, the Existing Credit Agreement was amended to, among other things: (i) extend the maturity date of revolving credit commitments of participating Revolving Credit Lenders in an aggregate principal amount of $452 million to the earlier of (x) October 27, 2027 and (y) the date of the termination in whole of the Revolving Credit Commitments, pursuant to the terms of the Amended Credit Agreement, and (ii) effect certain other conforming changes and modifications consistent with the foregoing.  The remaining $48 million of revolving credit commitments under the Existing Credit Agreement that were not extended will continue to mature on the earlier of (x) October 27, 2026 and (y) the date of the termination in whole of the Revolving Credit Commitments, pursuant to the terms of the Amended Credit Agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the Amended Credit Agreement, which is included as Annex I to the Amendment, each of which is incorporated by reference herein.

ITEM 2.03          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 2 to Credit Agreement, dated as of October 23, 2025, among AdvanSix Inc., the guarantors, the lenders signatory thereto and Truist Bank, as the administrative agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 23, 2025

AdvanSix Inc.

By:	/s/ Achilles B. Kintiroglou
	Name:	Achilles B. Kintiroglou
	Title:	Senior Vice President, General Counsel and Corporate Secretary